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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - NOVEMBER 6, 2002
                                                         -----------------


                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


      DELAWARE                      1-10458                     36-3154608
      --------                      -------                     ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)




275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                     11747
------------------                                     -----
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code:          (631) 844-1004
                                                             --------------



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ITEM 9.    REGULATION FD DISCLOSURE

     North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the BancAnalysts Association of Boston Conference on Thursday, November 7, 2002, at 9:15 a.m. (ET).
BancAnalysts has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and clicking on BANCANALYSTS ASSOCIATION WEBCAST - NOVEMBER 7, 2002. A printable version of the presentation slide show will also be available on the North Fork website.
















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                                    SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      November 6, 2002









                                            NORTH FORK BANCORPORATION, INC.


                                            By:   /s/  Daniel M. Healy
                                                 -------------------------------
                                                    Daniel M. Healy
                                                    Executive Vice President
                                                    Chief Financial Officer





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